Annual Fund Operating Expenses - Class A - Thrivent International Allocation Fund - Class A	Feb. 28, 2021
Operating Expenses:
Management Fees	0.67%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.38%
Less Fee Waivers and/or Expense Reimbursements	0.18%	[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%

[1]	The Adviser has contractually agreed, through at least February 28, 2022, to waive a portion of the management fees associated with the Class A shares of the Thrivent International Allocation Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.20% of the average daily net assets of the Class A shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.